UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2017

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Main Street, Suite 600

Buffalo, NY 14203

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01. Other Events.

On July 5, 2017, Athenex, Inc. (the “Company”) issued a press release announcing that its Chinese subsidiary submitted an Investigational New Drug (IND) application to the Chinese FDA for Oraxol, an oral formulation of Paclitaxel and that, on June 29, 2017, the application was accepted by the Chinese FDA for review.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release titled “Athenex, Inc. Announces Submission of Investigational New Drug Application of Oraxol to Chinese FDA” issued by the Company on July 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2017	ATHENEX, INC.

	By:	/s/ J. Nick Riehle
J. Nick Riehle
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release titled “Athenex, Inc. Announces Submission of Investigational New Drug Application of Oraxol to Chinese FDA” issued by the Company on July 5, 2017.